		Exhibit 99.1
News Release
United Continental Holdings, Inc.
Worldwide Media Relations
312.997.8640	713.324.5080
media.relations@united.com	media.relations@coair.com

UNITED CONTINENTAL HOLDINGS REPORTS OCTOBER 2010 OPERATIONAL PERFORMANCE FOR
UNITED AIRLINES AND CONTINENTAL AIRLINES

CHICAGO, Nov. 5, 2010 – United Continental Holdings, Inc. (NYSE: UAL) today reported October 2010 and year-to-date 2010 operational results for United Air Lines, Inc. and Continental Airlines, Inc.
On a combined basis, United and Continental’s consolidated traffic (revenue passenger miles) in October 2010 increased 5.9 percent versus October 2009 on a consolidated capacity increase of 5.0 percent. The carriers’ combined consolidated load factor increased 0.7 points compared to the same period last year.
October 2010 passenger revenue per available seat mile (RASM) estimates for United and Continental are presented based on historical income statement revenue classifications. For October 2010, United’s consolidated RASM increased an estimated 13.0 to 14.0 percent compared to October 2009, while United’s mainline RASM increased an estimated 14.0 to 15.0 percent compared to the same period last year. Continental’s October consolidated RASM increased an estimated 15.5 to 16.5 percent compared to October 2009, while Continental’s mainline RASM increased an estimated 17.0 to 18.0 percent compared to the same period last year.
In December, United Continental Holdings, Inc. will report United and Continental’s November 2010 RASM estimate on a combined basis using an aligned presentation for passenger revenue based on final income statement classifications.
About United Continental Holdings, Inc.
United Continental Holdings, Inc. (NYSE: UAL) is the holding company for both United Airlines and Continental Airlines. Together with United Express, Continental Express and Continental Connection, these airlines operate a total of approximately 5,800 flights a day to 371 airports on six continents from their hubs in Chicago, Cleveland, Denver, Guam, Houston, Los Angeles, New York/Newark Liberty, San Francisco, Tokyo and Washington, D.C. United and Continental are members of Star Alliance, which offers 21,000 daily flights to 1,160 airports in 181 countries. United’s and Continental’s more than 80,000 employees reside in every U.S. state and in many countries around the world. For more information about United Continental Holdings, Inc., go to UnitedContinentalHoldings.com. For more information about the airlines, see united.com and continental.com, and follow each company on Twitter and Facebook.
-tables attached-
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Combined United and Continental Pro Forma Preliminary Operational Results

	October				Year-to-Date
	2010	2009	Change		2010	2009	Change
REVENUE PASSENGER MILES (000)
North America	8,298,787	8,264,709	0.4%		81,846,298	83,197,637	-1.6%

International	7,391,028	6,642,240	11.3%		73,553,683	68,808,045	6.9%
Atlantic	3,594,319	3,225,731	11.4%		33,935,880	32,279,448	5.1%
Pacific	2,761,033	2,466,377	11.9%		26,648,100	24,217,308	10.0%
Latin America	1,035,676	950,132	9.0%		12,969,703	12,311,289	5.3%

Mainline	15,689,815	14,906,949	5.3%		155,399,981	152,005,682	2.2%
Regional	2,239,243	2,026,698	10.5%		21,862,558	19,235,112	13.7%
Consolidated	17,929,058	16,933,647	5.9%		177,262,539	171,240,794	3.5%

AVAILABLE SEAT MILES (000)
North America	9,682,695	9,694,657	-0.1%		95,965,128	98,494,748	-2.6%

International	8,991,119	8,164,238	10.1%		88,488,777	87,228,395	1.4%
Atlantic	4,368,780	3,793,434	15.2%		40,815,547	40,268,017	1.4%
Pacific	3,313,341	3,185,506	4.0%		31,636,463	31,614,914	0.1%
Latin America	1,308,998	1,185,298	10.4%		16,036,767	15,345,464	4.5%

Mainline	18,673,814	17,858,895	4.6%		184,453,905	185,723,143	-0.7%
Regional	2,798,319	2,583,006	8.3%		27,683,445	25,067,112	10.4%
Consolidated	21,472,133	20,441,901	5.0%		212,137,350	210,790,255	0.6%

PASSENGER LOAD FACTOR
North America	85.7%	85.3%	0.4	pts	85.3%	84.5%	0.8	pts

International	82.2%	81.4%	0.8	pts	83.1%	78.9%	4.2	pts
Atlantic	82.3%	85.0%	-2.7	pts	83.1%	80.2%	2.9	pts
Pacific	83.3%	77.4%	5.9	pts	84.2%	76.6%	7.6	pts
Latin America	79.1%	80.2%	-1.1	pts	80.9%	80.2%	0.7	pts

Mainline	84.0%	83.5%	0.5	pts	84.2%	81.8%	2.4	pts
Regional	80.0%	78.5%	1.5	pts	79.0%	76.7%	2.3	pts
Consolidated	83.5%	82.8%	0.7	pts	83.6%	81.2%	2.4	pts

ONBOARD PASSENGERS (000)
Mainline	8,427	8,320	1.3%		83,462	85,871	-2.8%
Regional	4,001	3,750	6.7%		38,784	35,557	9.1%
Consolidated	12,428	12,070	3.0%		122,246	121,428	0.7%

CARGO REVENUE TON MILES (000)
Total	266,974	256,666	4.0%		2,511,703	2,049,696	22.5%

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United Preliminary Operational Results

	October				Year-to-Date
	2010	2009	Change		2010	2009	Change
REVENUE PASSENGER MILES (000)
North America	4,897,230	4,821,391	1.6%		48,268,771	49,232,185	-2.0%

International	3,960,587	3,611,550	9.7%		38,022,135	35,710,947	6.5%
Pacific	2,014,503	1,819,380	10.7%		19,309,604	17,929,194	7.7%
Atlantic	1,697,820	1,581,667	7.3%		15,999,487	15,209,278	5.2%
Latin America	248,264	210,503	17.9%		2,713,044	2,572,475	5.5%

Mainline	8,857,817	8,432,941	5.0%		86,290,906	84,943,132	1.6%
Regional	1,448,973	1,244,706	16.4%		13,785,724	11,468,865	20.2%
Consolidated	10,306,790	9,677,647	6.5%		100,076,630	96,411,997	3.8%

AVAILABLE SEAT MILES (000)
North America	5,676,910	5,663,358	0.2%		56,537,073	58,497,282	-3.4%

International	4,816,594	4,396,710	9.5%		45,590,549	45,308,929	0.6%
Pacific	2,403,855	2,301,698	4.4%		22,791,902	23,222,944	-1.9%
Atlantic	2,111,618	1,832,001	15.3%		19,420,991	18,724,058	3.7%
Latin America	301,121	263,011	14.5%		3,377,656	3,361,927	0.5%

Mainline	10,493,504	10,060,068	4.3%		102,127,622	103,806,211	-1.6%
Regional	1,813,426	1,583,086	14.6%		17,480,188	14,922,494	17.1%
Consolidated	12,306,930	11,643,154	5.7%		119,607,810	118,728,705	0.7%

PASSENGER LOAD FACTOR
North America	86.3%	85.1%	1.2	pts	85.4%	84.2%	1.2	pts

International	82.2%	82.1%	0.1	pts	83.4%	78.8%	4.6	pts
Pacific	83.8%	79.0%	4.8	pts	84.7%	77.2%	7.5	pts
Atlantic	80.4%	86.3%	-5.9	pts	82.4%	81.2%	1.2	pts
Latin America	82.4%	80.0%	2.4	pts	80.3%	76.5%	3.8	pts

Mainline	84.4%	83.8%	0.6	pts	84.5%	81.8%	2.7	pts
Regional	79.9%	78.6%	1.3	pts	78.9%	76.9%	2.0	pts
Consolidated	83.7%	83.1%	0.6	pts	83.7%	81.2%	2.5	pts

ONBOARD PASSENGERS (000)
Mainline	4,664	4,668	-0.1%		45,612	47,601	-4.2%
Regional	2,517	2,281	10.4%		23,965	21,156	13.3%
Consolidated	7,181	6,949	3.3%		69,577	68,757	1.2%

CARGO REVENUE TON MILES (000)
Total	165,383	161,185	2.6%		1,587,157	1,289,446	23.1%

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United Preliminary Operational and Financial Results
			Change
September 2010 year-over-year consolidated RASM change			13.8	Percent
September 2010 year-over-year mainline RASM change			14.5	Percent
October 2010 estimated year-over-year consolidated RASM change			13.0 - 14.0	Percent
October 2010 estimated year-over-year mainline RASM change			14.0 - 15.0	Percent

October	2010	2009	Change
On-Time Performance 1	89.9%	81.7%	8.2	Points
Completion Factor 2	99.5%	98.7%	0.8	Points

1 Department of Transportation Arrivals within 14 minutes
2 Mainline Segment Completion Percentage

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Continental Preliminary Operational Results

	October				Year-to-Date
	2010	2009	Change		2010	2009	Change
REVENUE PASSENGER MILES (000)
North America	3,401,557	3,443,318	-1.2%		33,577,527	33,965,452	-1.1%

International	3,430,441	3,030,690	13.2%		35,531,548	33,097,098	7.4%
Atlantic	1,896,499	1,644,064	15.4%		17,936,393	17,070,170	5.1%
Latin America	787,412	739,629	6.5%		10,256,659	9,738,814	5.3%
Pacific	746,530	646,997	15.4%		7,338,496	6,288,114	16.7%

Mainline	6,831,998	6,474,008	5.5%		69,109,075	67,062,550	3.1%
Regional & Other	790,270	781,992	1.1%		8,076,834	7,766,247	4.0%
Consolidated	7,622,268	7,256,000	5.0%		77,185,909	74,828,797	3.2%

AVAILABLE SEAT MILES (000)
North America	4,005,785	4,031,299	-0.6%		39,428,055	39,997,466	-1.4%

International	4,174,525	3,767,528	10.8%		42,898,228	41,919,466	2.3%
Atlantic	2,257,162	1,961,433	15.1%		21,394,556	21,543,959	-0.7%
Latin America	1,007,877	922,287	9.3%		12,659,111	11,983,537	5.6%
Pacific	909,486	883,808	2.9%		8,844,561	8,391,970	5.4%

Mainline	8,180,310	7,798,827	4.9%		82,326,283	81,916,932	0.5%
Regional & Other	984,893	999,920	-1.5%		10,203,257	10,144,618	0.6%
Consolidated	9,165,203	8,798,747	4.2%		92,529,540	92,061,550	0.5%

PASSENGER LOAD FACTOR
North America	84.9%	85.4%	-0.5	pts	85.2%	84.9%	0.3	pts

International	82.2%	80.4%	1.8	pts	82.8%	79.0%	3.8	pts
Atlantic	84.0%	83.8%	0.2	pts	83.8%	79.2%	4.6	pts
Latin America	78.1%	80.2%	-2.1	pts	81.0%	81.3%	-0.3	pts
Pacific	82.1%	73.2%	8.9	pts	83.0%	74.9%	8.1	pts

Mainline	83.5%	83.0%	0.5	pts	83.9%	81.9%	2.0	pts
Regional & Other	80.2%	78.2%	2.0	pts	79.2%	76.6%	2.6	pts
Consolidated	83.2%	82.5%	0.7	pts	83.4%	81.3%	2.1	pts

ONBOARD PASSENGERS (000)
Mainline	3,763	3,652	3.0%		37,850	38,270	-1.1%
Regional & Other	1,484	1,469	1.0%		14,819	14,401	2.9%
Consolidated	5,247	5,121	2.5%		52,669	52,671	0.0%

CARGO REVENUE TON MILES (000)
Total	101,591	95,482	6.4%		924,546	760,250	21.6%

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Continental Preliminary Operational and Financial Results
			Change
September 2010 year-over-year consolidated RASM change			19.3	Percent
September 2010 year-over-year mainline RASM change			21.1	Percent
October 2010 estimated year-over-year consolidated RASM change 1			15.5 - 16.5	Percent
October 2010 estimated year-over-year mainline RASM change 1			17.0 - 18.0	Percent

October	2010	2009	Change
On-Time Performance 2	87.5%	75.1%	12.4	Points
Completion Factor 3	99.9%	99.8%	0.1	Points

1 Does not reflect the impact of the purchase accounting adjustments to be made in conjunction with the merger that closed on Oct. 1, 2010
2 Department of Transportation Arrivals within 14 minutes
3 Mainline Segment Completion Percentage

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Combined United and Continental Pro Forma Preliminary Financial Results
	Change
October 2010 consolidated estimated average price per gallon of fuel, including fuel taxes1	2.40	Dollars
Fourth Quarter 2010 consolidated estimated average price per gallon of fuel, including fuel taxes1	2.42	Dollars

1 Excluding non-cash, net mark-to-market gains and losses

GAAP to Non-GAAP Reconciliations
Pursuant to SEC Regulation G, the Company has included the following reconciliation of reported non-GAAP financial measures to comparable financial measures reported on a GAAP basis.  Since the Company did not apply cash flow hedge accounting prior to April 1, 2010, the Company believes that the net fuel hedge adjustments provide management and investors with a better perspective of its performance and comparison to its peers because the adjustments reflect the economic fuel cost during the periods presented and many of our peers apply cash flow hedge accounting.  The non-cash mark-to-market gain/loss adjustment includes the reversal of prior period non-cash mark-to-market gain/loss related to September hedge settlements.

Combined United and Continental Pro Forma
	October 2010		4Q 2010
Consolidated fuel price per gallon (GAAP)	2.41	Dollars	2.43	Dollars
Less: Non-cash, net mark-to-market gains and (losses) per gallon	(0.01)	Dollars	(0.01)	Dollars
Consolidated fuel price per gallon excluding non-cash, net mark-to-market gains and losses	2.40	Dollars	2.42	Dollars

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